STERLING CAPITAL ULTRA SHORT BOND ETF

STERLING CAPITAL SHORT DURATION BOND ETF

SUPPLEMENT DATED MARCH 24, 2026

TO EACH OF THE

PROSPECTUS AnD STATEMENT OF ADDITIONAL INFORMATION OF THE FUNDS

EACH DATED FEBRUARY 13, 2026, AS SUPPLEMENTED FROM TIME TO TIME

This Supplement provides new and additional information and supersedes any information to the contrary in each of the Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) for each of the Sterling Capital Ultra Short Bond ETF and Sterling Capital Short Duration Bond ETF (the “Funds”) dated February 13, 2026, as may be supplemented from time to time.

Sterling Capital Management LLC (“Sterling Capital”) serves as the investment adviser to the each of the Funds, which are series of Sterling Capital Funds (the “Trust”). This Supplement provides certain updated information relating to the acquisition of Sterling Capital’s parent company, Guardian Capital Group Limited (“Guardian”).

As previously disclosed in the Funds’ Prospectus and SAI, on August 28, 2025, Guardian announced that it had entered into a definitive agreement with Desjardins Global Asset Management Inc. (“DGAM”), a wholly-owned indirect subsidiary of Fédération des caisses Desjardins du Québec (“Desjardins”), to be taken private pursuant to an arrangement whereby DGAM will purchase all of the issued and outstanding shares of Guardian, other than certain Guardian shares held by specific shareholders who entered into equity rollover agreements to exchange certain of their Guardian shares for a combination of cash and shares in the capital of DGAM (the “Transaction”). The closing of the Transaction (the “Closing”) occurred on March 23, 2026.

Sterling Capital is now an indirect, wholly-owned subsidiary of Desjardins. It is anticipated that Sterling Capital will continue to operate as a standalone entity. To provide continuity and stability, Sterling Capital’s team of management and senior professionals will continue servicing Sterling Capital’s clients, including the Funds.

Pursuant to the requirements of the Investment Company Act of 1940 (“1940 Act”) and the terms of the prior investment advisory agreement between Sterling Capital and the Sterling Capital Funds, on behalf of each Fund (the “Prior Agreement”), the Transaction resulted in the automatic termination of the Prior Agreement. In anticipation of the termination of the Prior Agreement, the Board of Trustees of the Trust approved a new investment advisory agreement containing substantially similar terms as the current investment advisory agreement with Sterling Capital, including identical advisory fees (the “New Agreement”), and each Fund’s initial shareholder approved the New Agreement.

In addition, at a special meeting held on February 27, 2026, shareholders of the Sterling Capital Ultra Short Bond Fund and Sterling Capital Short Duration Bond Fund, each a series of the Trust (each a “Target Fund” and collectively, the “Target Funds”), which will be reorganized into the Sterling Capital Ultra Short Bond ETF and Sterling Capital Short Duration Bond ETF, respectively, on or about March 30, 2026, approved the removal of each Target Fund’s fundamental investment restriction that restricts each Target Fund’s ability to engage in certain types of options and options related transactions such as writing or purchasing either call options or put options. As previously disclosed to Target Fund shareholders, each Fund is intended to have identical fundamental investment restrictions as its corresponding Target Fund. Accordingly, effective immediately, each Fund also removes its fundamental investment restriction that similarly restricts each Fund’s ability to engage in certain types of options and options related transactions such as writing or purchasing either call options or put options.

Prospectus and SAI Disclosure Updates:

In the section titled “The Investment Adviser” on page 37 of the Prospectus and page 57 of the SAI, the first two paragraphs and first three paragraphs, respectively, are hereby deleted and replaced in their entirety with the following:

Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”) is the investment adviser for the Funds. Sterling Capital, located at 4350 Congress Street, Suite 1000, Charlotte, NC 28209, is a North Carolina limited liability company and an indirect, wholly-owned subsidiary of Fédération des caisses Desjardins du Québec (“Desjardins”). Desjardins is the largest financial cooperative in Canada and the eighth largest in the world, with assets of C$510.2 billion as of December 31, 2025. Sterling Capital manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to oversight by the Board of Trustees. Sterling Capital has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. As of September 30, 2025, Sterling Capital has more than $69 billion in assets under management.

The section in the SAI titled “Fundamental Investment Restrictions” on page 33 of the SAI is hereby deleted and replaced in its entirety with the following:

FUNDAMENTAL INVESTMENT RESTRICTIONS

Except as provided otherwise, the following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined under “ADDITIONAL INFORMATION – ORGANIZATION AND DESCRIPTION OF SHARES” in this SAI).

EACH FUND MAY NOT:

1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase with respect to 75% of its portfolio, more than 5% of the value of the Fund’s total assets would be invested in such issuer. There is no limit as to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2. Purchase any securities that would cause 25% or more of the value of such Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, electric utilities, gas utilities, and water utilities will each be considered a separate industry.

EACH FUND MAY:

1. Borrow money or lend to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

2. Issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

3. Purchase or sell commodities, commodities contracts, or future contracts or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.